Exhibit 99.2

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

INDEX TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Balance Sheets as of March 31, 2009 and December 31, 2008	F-2

Condensed Statements of Operations And Comprehensive Income for the three months ended March 31, 2009 and 2008	F-3

Condensed Statements of Cash Flows for the three months ended March 31, 2009 and 2008	F-4

Condensed Statement of Stockholders’ Equity for the three months ended March 31, 2009	F-5

Notes to Condensed Financial Statements	F-6 – F-15

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

CONDENSED BALANCE SHEETS

AS OF MARCH 31, 2009 AND DECEMBER 31, 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	March 31, 2009	December 31,2008
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$260,703	$59,621
Accounts receivable, trade	12,579	-
Amounts due from stockholders	1,052,128	1,570,047
Prepayments and other current assets	167,315	-
Total current assets	1,492,725	1,629,668

Non-current assets:
Vessel construction in progress	11,312,013	11,537,822
Plant and equipment, net	14,452	16,601
TOTAL ASSETS	$12,819,190	$13,184,091

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$227,957	$591,198
Short-term borrowings	88,450	90,349
Income tax payable	104,362	105,429
Total current liabilities	420,769	786,976

Commitments and contingencies

Stockholders’ equity:
Common stock, $0.61 par value; 50,000,000 shares authorized; 20,943,000 shares issued and outstanding as of March 31, 2009 and December 31, 2008	12,764,448	12,764,448
Additional paid-in capital	287,132	287,132
Accumulated other comprehensive loss	(993,431)	(959,439)
Statutory reserves	113,506	-
Retained earnings	226,766	304,974
Total stockholders’ equity	12,398,421	12,397,115
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$12,819,190	$13,184,091

See accompanying notes to condensed financial statements.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

CONDENSED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Three months ended March 31,
	2009	2008

Revenues, net	$1,849,130	$372,002

Operating expenses:
Voyage expense	(772,711)	(117,757)
Vessel operating expense	(212,441)	(189,825)
Rental expense	(525,423)	(294,716)
Selling, general and administrative	(299,660)	(19,386)
Total operating expenses	(1,810,235)	(621,684)
Income (loss) from operations	38,895	(249,682)

Other income (expense):
Interest income	84	125
Interest expense	(2,442)	(2,128)
Other income	-	8,695
Other expense	(8)	(78)

Income (loss) before income taxes	36,529	(243,068)

Income tax expense	(1,231)	-

NET INCOME (LOSS)	$35,298	$(243,068)

Other comprehensive loss:
- Foreign currency translation loss	(33,992)	(470,628)
COMPREHENSIVE INCOME (LOSS)	$1,306	$(713,696)

Net income per share	$0.00	$(0.01)

Weighted average shares outstanding	20,943,000	20,943,000

See accompanying notes to condensed financial statements.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Three months ended March 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$35,298	$(243,068)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	1,834	908
Changes in operating assets and liabilities:
Accounts receivable, trade	(12,819)	151,073
Prepayments and other current assets	54,772	666,020
Accounts payable and accrued liabilities	(368,222)	(180,126)
Income tax payable	1,171	-

Net cash (used in) provided by operating activities	(287,966)	394,807

Cash flows from investing activities:
Purchase of plant and equipment	-	(1,710)

Net cash used in investing activities	-	(1,710)

Cash flows from financing activities:
Repayment from (advances to) stockholders	494,156	(169,373)
Proceeds from note receivable	-	49,428
Advance to a related party	-	(6,161)
Payments on short-term borrowings	-	(49,428)

Net cash provided by (used in) financing activities	494,156	(175,534)

Effect of exchange rate changes in cash and cash equivalents	(5,108)	(2,987)

NET CHANGE IN CASH AND CASH EQUIVALENTS	201,082	214,576

BEGINNING OF PERIOD	59,621	18,297

END OF PERIOD	$260,703	$232,873

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$23,702
Cash paid for interest	$2,442	$2,128

See accompanying notes to condensed financial statements.

TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT STOCK COMPANY

CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Common stock		Additional paid-in capital	Accumulated other comprehensive loss	Statutory reserves	Retained earnings	Total stockholders’ equity
	No. of share	Amount

Balance as of January 1, 2009	20,943,000	$12,764,448	$287,132	$(959,439)	$-	$304,974	$12,397,115

Net income for the period	-	-	-	-	-	35,298	35,298

Appropriations to statutory reserves	-	-	-	-	113,506	(113,506)	-

Foreign currency translation adjustment	-	-	-	(33,992)		-	(33,992)

Balance as of March 31, 2009	20,943,000	$12,764,448	$287,132	$(993,431)	$113,506	$226,766	$12,398,421

See accompanying notes to condensed financial statements.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”), and the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the balance sheet as of December 31, 2008 which has been derived from audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended March 31, 2009 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2009 or for any future period.

These unaudited condensed financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended December 31, 2008.

NOTE 2 - GOING CONCERN UNCERTAINTIES

The Company’s financial statements are presented on a going concern basis, which contemplates the continuity of operations and realization of assets and satisfaction of liabilities and commitments in the normal course of business.

During 2007, the Company contracted for the construction of 6 vessels in Vietnam with a combined carrying capacity of 45,600 deadweight tons in the aggregate value of approximately $66 million (equivalent to VND1,170,000,000,000), which is expected to be delivered between 2009 and 2010. As of March 31, 2009, the Company has available $260,703 cash and cash equivalents, which may not able to meet with such capital commitments. The Company plans to finance the construction of 6 newly-built vessels through the additional capital injection from its shareholders or external financing from the banks. However, there can be no assurance that the Company will be able to obtain sufficient funds to meet with its obligations on a timely basis towards the delivery of the vessels.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. These condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the period reported. Actual results may differ from these estimates.

●

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the period reported. Actual results may differ from these estimates.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

●

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable. The Company determines the allowance based on historical write-off experience of the Company. The Company reviews its allowance for doubtful accounts on a regular basis. All other balances are reviewed on a specific basis based on the aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. As of March 31, 2009, the Company has determined that no allowance for doubtful accounts is necessary.

●

Plant and equipment, net

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Office equipment	3 to 5 years

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

Depreciation expense for the three months ended March 31, 2009 and 2008 was $1,834 and $908, respectively.

●

Vessel construction in progress

Vessel construction in progress represents the cost of contracts to build vessels and other direct costs relating to acquiring and placing the vessels in service. No depreciation is provided for until the vessel is substantially complete and ready for its intended use. No capitalized interest is incurred during the period of vessel construction.

●

Impairment of long-life assets

Long-lived assets primarily include plant and equipment and vessel construction in progress. In accordance with the Statement of Financial Accounting Standard ("SFAS") No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of March 31, 2009.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

●

Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

(a)

Cargo transportation revenue

Recognition of cargo transportation revenue is based upon method three under Emerging Issues Task Force (“EITF”) No. 91-9 “Revenue and Expense Recognition for Freight Services in Process”. Under this method, the Company recorded both transportation revenue and its direct costs when the shipment is completed.

Revenue represents the invoiced value of services, net of value-added tax (“VAT”) and brokerage commission payable to unaffiliated shipping agents.

(b)

Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●

Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts Financial Accounting Standards Board (“FASB”) Interpretation No. (FIN) 48, “Accounting for Uncertainty in Income Taxes” and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the period ended March 31, 2009 and 2008.

The Company conducts major businesses in Vietnam and is subject to tax in its own jurisdiction. As a result of its business activities, the Company files separate tax returns that are subject to examination by the foreign tax authorities.

●

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Vietnamese Dong ("VND"), which is functional currency as being the primary currency of the economic environment in which its operation is conducted. In accordance with SFAS No. 52, “Foreign Currency Translation”, assets and liabilities of the Company whose functional currency is not US$ are translated into US$, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

Translation of amounts from the local currency of the Company into US$1 has been made at the following exchange rates for the respective periods:

	Three months ended March 31,
	2009	2008
Period-end VND : US$1 exchange rate	18,078	16,400
Average period VND : US$1 exchange rate	17,740	16,185

●

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●

Segment reporting

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

●

Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash, accounts receivable, amount due from stockholders, accounts payable and accrued liabilities, income tax payable.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective period.

●

Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” This FSP amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” and Accounting Principles Board (“APB”) Opinion No. 28, “Interim Financial Reporting.” (“FAS 107”) This FSP requires publicly-traded entities to disclose in the body or in the accompanying notes of its summarized financial information for interim reporting periods and in its financial statements for annual reporting periods, the fair value of all financial instruments for which it is practicable to estimate that value, whether recognized or not recognized in the statement of financial position, as required by FAS 107. This FSP is effective for interim and annual reporting periods ending after June 15, 2009. The Company adopted FSP FAS 107-1 and APB 28-1 for the period ended March 31, 2009.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“FAS 165”), which establishes general standards of accounting for, and requires disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The Company adopted the provisions of FAS 165 for the period ended March 31, 2009. The adoption of FAS 165 did not have a material effect on the financial statements.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification ™ and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“FAS 168”). FAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standard Codification ™ ” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States. All guidance contained in the Codification carries an equal level of authority. On the effective date of FAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. FAS 168 will be effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the financial results.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE 4 - AMOUNT DUE FROM STOCKHOLDERS

As of March 31, 2009, amounts due from a major stockholder of the Company, Mr. Nguyen Quoc Khanh represented temporary advances, which were unsecured, interest free and repayable on demand. Subsequently, the amount was fully recoverable in April 2009.

NOTE 5 - VESSEL CONSTRUCTION IN PROGRESS

During 2007, the Company contracted for the construction of 6 vessels in Vietnam with a combined carrying capacity of 45,600 deadweight tons, which is expected to be delivered between 2009 and 2010. The total cost of the contracts for 6 vessels under construction at two shipyards in Vietnam is approximately $66,109,150 (equivalent to VND1,170,000,000,000). These vessels are expected to be delivered between 2010 and 2011. The Company will incur additional associated costs relating to the construction of these vessels under the contracts. As of March 31, 2009, the vessel construction in progress was amounted to $11,312,013.

NOTE 6 - SHORT-TERM BORROWINGS

Short-term borrowings were as follows:

		March 31, 2009	December 31, 2008
Bank loans, secured and payable to financial institutions in Vietnam:

Equivalent to VND1,000,000,000 with interest rate at 21% per annum payable monthly, repayable by August 8, 2009	(a)	$55,316	$56,503

Equivalent to VND599,000,000 with interest rate at 18% per annum payable monthly, repayable by May 20, 2009	(b)	33,134	33,846

Total		$88,450	$90,349

The aggregate borrowings were pledged by the properties which were owned by the major stockholder and the director of the Company, Mr. Nguyen Quoc Khanh, as below:

(a)

these borrowings were secured by the land use right located at 253 Khuong Viet, Phu Trung Ward, Tan Phu District, Ho Chi Minh City, Vietnam.

(b)

these borrowings were secured by the residential house located at 295/50 Bui Tu Doan, 6 Ward, An Lac Town, Binh Tan District, Ho Chi Minh City, Vietnam and 2 motor vehicles.

NOTE 7 - INCOME TAXES

The Company is subject to the Law on Corporate Income Tax of the Socialist Republic of Vietnam at the statutory rate of 28% on the assessable income for the periods presented.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

For the period ended March 31, 2009, the Company generated the net income from its operation and provision for income tax is recorded accordingly. A reconciliation of income (loss) before income taxes to the effective tax rate as follows:

	Three months ended March 31,
	2009	2008

Income (loss) before income taxes	$36,529	$(243,068)
Statutory income tax rate	10%	20%
Income tax expense (credit) at statutory tax rate	3,653	(48,614)

Prior year adjustments	(23,198)	-
Non-deductible expenses	20,776	23,577
Net operating loss carryforwards	-	25,037
Income tax expense	$1,231	$-

On June 3, 2008, the National Assembly of the Socialist Republic of Vietnam approved the Law on Corporate Income Tax (the “New CIT Law”). The new CIT Law, among other things, imposes a reduction of income tax rate from 28% to 25% for both domestic and foreign invested enterprises with effect from January 1, 2009. Hence, the Company is subject to the new income rate of 25% on the taxable income.

Pursuant to the New CIT Law, the Company is eligible for corporate income tax holiday, whereas its business is established in a special development zone or considered as encouraged investment. Under such tax holiday, the Company is exempted from corporate income tax for the first two years starting from its first profit-making year, entitled to a reduced corporate income tax rate of 10% for the following three years and a preferential corporate income tax rate of 20% for the remaining five years. The Company has filed the Vietnamese 2007 and 2008 tax returns to the local tax office and the Company was exempted from 2008 and 2007 income tax charges.

No provision for deferred tax assets or liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amounts.

NOTE 8 – STATUTORY RESERVES

Under the Vietnamese Laws and Regulations, the Company is required to make appropriations to the statutory reserves based on after-tax net profits and determined in accordance with generally accepted accounting principles of the Socialist Republic of Vietnam. Appropriations to the statutory reserves are based upon at least 25% of the after-tax net profits. These statutory reserves are established for the purpose of providing employee facilities and other collective fringe benefits including insurance, welfare supports and social security to the employees and are non-distributable other than in liquidation.

For the period ended March 31, 2009, the Company made appropriation of $113,506 to statutory reserves.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE 9 - CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)

Major customers

For the three months ended March 31, 2009 and 2008, the customer who accounts for 10% or more of revenues and its outstanding balance as at period-end dates, are presented as follows:

	Three months ended March 31, 2009		March 31, 2009
	Revenues	Percentage of revenues	Accounts receivable

Customer A	$366,998	20%	$-
Customer B	332,110	18%	-
Customer C	313,653	17%	-
Customer D	277,648	15%	-
Customer E	222,911	12%	-
Total:	$1,513,320	82%	$-

	Three months ended March 31, 2008		March 31, 2008
	Revenues	Percentage of revenues	Accounts receivable

Customer F	$94,659	25%	$-
Customer G	87,324	23%	-
Customer H	78,499	21%	-
Customer I	69,207	19%	-
Total:	$329,689	88%	$-

(b)

Credit risk

No financial instruments that potentially subject the Company to significant concentrations of credit risk. Concentrations of credit risk are limited due to the Company’s large number of transactions are on the cash basis.

(c)

Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. Borrowings issued at variable rates expose the Company to cash flow interest-rate risk. Borrowings issued at fixed rates expose the Company to fair value interest-rate risk. Company policy is to maintain approximately all of its borrowings in fixed rate instruments. At the period-end, all of borrowings were at fixed rates.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

(d)

Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in VND and a significant portion of the assets and liabilities are denominated in VND. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and VND. If VND depreciates against US$, the value of VND revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(e)

Economic and political risks

Substantially all of the Company’s services are conducted in Vietnam and Asian region. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Vietnam. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Vietnam.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

(a)

Capital commitments

During 2007, the Company contracted with two unaffiliated shipyards, Dai Duong Joint Stock Ocean Transportation Company and Hai Ha Road and Water Transport Company Limited, respectively, for the construction of 6 vessels in Vietnam. The total cost of the contracts for 6 vessels was approximately $66 million (equivalent to VND1,170,000,000,000). These vessels are expected to be delivered between 2010 and 2011.

As of March 31, 2009, the Company has the aggregate future minimum payments of $53,645,315 to the shipyards in the next 12 months.

(b)

Operating lease commitments

The Company was committed to several vessel charter agreements to operate a total of 4 oceangoing vessels with the related parties for the various terms from 6 months to 1 year with fixed monthly rentals and generally did not contain significant renewal options. For the period ended March 31, 2009 and 2008, the Company incurred and paid vessel rental of $525,423 and $294,716, respectively to the related companies, which were previously controlled by the stockholder of the Company, Mr. Nguyen Van Van, at the current market value in a normal course of business.

As of March 31, 2009, the Company has the future minimum rental payments of $526,670 under these operating lease agreements within the next 12 months.

TRAI THIEN SEA TRANSPORT INVESTMENT AND

DEVELOPMENT JOINT STOCK COMPANY

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE 11 - SUBSEQUENT EVENTS

(a)

In March 2009, the Company entered into a Share Exchange Agreement (the “Agreements”) with Develocap, Inc, a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “DEVELOCAP” among the stockholders of the Company and DEVELOCAP. Pursuant to the Agreements, the stockholders of the Company transferred all of the issued and outstanding shares in the Company to DEVELOCAP in exchange for an aggregate of 23,400,000 shares of common stock of DEVELOCAP, thus causing the Company to become a subsidiary of DEVELOCAP. The closing of the Agreement is subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and DEVELOCAP. Subsequently, both parties entered into the amendment to the Agreement in July 2009.

(b)

In April 2009, the Company received the subsequent repayment of approximately $1,045,316 (equivalent to VND18,500,000,000) from the stockholder and further made the progress payments of approximately $1,130,071 (equivalent to VND20,000,000,000) to two unaffiliated shipyards.

(c)

In June 2009, the Company made the additional progress payments of approximately $2,674,522 (equivalent to VND48,350,000,000) to two unaffiliated shipyards.